Goodwill and Intangible Assets, Net	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
Goodwill and Intangible Assets, Net.
Goodwill consists of the following:

	June 30, 2012			December 31, 2011
	Gross Carrying Amount	Accumulated Impairment	Net Carrying Value	Gross Carrying Amount	Accumulated Impairment	Net Carrying Value
	(in millions)
Automotive	$1,331	$(226)	$1,105	$1,323	$(226)	$1,097
Energy	894	—	894	—	—	—
Railcar	7	—	7	7	—	7
Food Packaging	3	—	3	3	—	3
Metals	14	—	14	20	—	20
	$2,249	$(226)	$2,023	$1,353	$(226)	$1,127

Intangible assets, net consists of the following:

		June 30, 2012			December 31, 2011
	Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
	(in years)	(in millions)
Definite-lived intangible assets:
Automotive	1 - 22	$656	$(246)	$410	$656	$(222)	$434
Energy	20 - 25	358	(3)	355	—	—	—
Gaming	3 - 42	17	(2)	15	25	(2)	23
Food Packaging	6 - 12	23	(15)	8	23	(14)	9
Metals	5 - 15	20	(8)	12	15	(7)	8
Real Estate	12 - 12.5	121	(38)	83	121	(34)	87
		$1,195	$(312)	883	$840	$(279)	561
Indefinite-lived intangible assets:
Automotive				264			277
Gaming				54			54
Food Packaging				2			2
Metals				2			2
Home Fashion				3			3
				325			338
Intangible assets, net				$1,208			$899

We recorded amortization expense for the three months ended June 30, 2012 and 2011 of $18 million and $16 million, respectively, associated with definite-lived intangible assets, and for the six months ended June 30, 2012 and 2011 we recorded amortization expense of $33 million and $31 million, respectively. We utilize the straight-line method of amortization, recognized over the estimated useful lives of the assets.
Automotive
During the six months ended June 30, 2012, our Automotive segment increased goodwill and decreased property, plant and equipment by $8 million to correct for property, plant and equipment that were improperly valued in our initial purchase accounting.
During the second quarter of 2012, Federal-Mogul's board of directors approved a restructuring plan to reduce or eliminate capacity at several high cost VSP facilities and transfer production to lower cost locations. As a result, we determined that this restructuring plan indicated that an impairment may exist in one of our Automotive reporting units, VSP, which had a balance of $720 million of goodwill allocated to it. In assessing whether we had an impairment in our VSP reporting unit, we considered certain trends of businesses comprising our VSP reporting unit, along with other quantitative and qualitative factors, and concluded that this restructuring event did not result in a goodwill impairment charge during the second quarter of 2012 for our VSP reporting unit.
As previously announced, board of directors of Federal-Mogul decided to segment Federal-Mogul's operating businesses into two separate and independent divisions. One division will focus primarily on the manufacture and sale of powertrain products to original equipment manufacturers while the other will consist of Federal-Mogul's global aftermarket as well as its brake, chassis and wipers businesses. Federal-Mogul has initiated several actions in connection with the creation of the two operating divisions, including the hiring of a Chief Executive Officer for the aftermarket division and the identification of facilities that will be managed by each division.  As this new segmentation of our Automotive reporting segment will result in reconsideration of its reporting units during the second half of 2012, our Automotive segment's existing goodwill will be required to be reassigned utilizing a relative fair value allocation approach in accordance with FASB ASC Topic 350, Intangibles-Goodwill and Other.  It is possible that this goodwill reassignment could result in a goodwill impairment during the second half of fiscal 2012.
Based upon certain impairment indicators related to our Automotive segment's friction business, including lower than expected profits and cash flows due to continued lower aftermarket volumes, further product mix shifts and pressure on margins, our Automotive segment performed a trademarks and brand names impairment analysis in accordance with the subsequent measurement provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon the prospective stream of hypothetical after-tax royalty cost savings discounted at rates that reflect the rates of return appropriate for these intangible assets. Based upon this analysis, our Automotive segment recognized a $13 million impairment charge for each of the three and six months ended June 30, 2012.
Energy
As further discussed in Note 2, "Acquisition," we acquired a controlling interest in CVR on May 4, 2012. As a result, of the acquisition, based on preliminary valuations, we recorded goodwill of $894 million, of which $652 million and $242 million was allocated to our Energy segment's petroleum and fertilizer reporting units, respectively. The allocation of goodwill to our Energy segment's reporting units will be subject to additional adjustments as we finalize our purchase price allocation.  The goodwill arising from the acquisition is largely due to certain CVR factors, including CVR's location attributes, trained and assembled workforce, and a deferred tax liability offset adjustment, which arises from the nature of the stock transaction.  Specifically related to locational attributes, CVR is an inland refiner that buys the majority of its crude oil at prices linked to the West Texas Intermediate benchmark and then sells gasoline at prices based on global benchmarks like the North Sea Brent crude.  This is beneficial to CVR because oil production in the North American heartland is rising faster than the inland crude can be piped to available refiners; this oversupply has benefited the gross margins of Midwestern refiners such as CVR.  None of the goodwill recognized is deductible for income tax purposes.
In addition, we recorded definite-lived intangible assets aggregating $358 million, of which $46 million related to gasification technology license with a useful life of 25 years, $12 million related to permitting assets with a useful life of 25 years and $300 million related to customer relationships with a useful life of 20 years. The gasification technology license and customer relationships definite-lived intangibles were allocated solely to our Energy segment's fertilizer reporting unit and the permitting assets definite-lived intangible assets were allocated solely to our Energy segment's petroleum reporting unit. The allocation of goodwill and intangibles to our Energy segment's reporting units will be subject to additional adjustments as we finalize our purchase price allocation. None of the goodwill recognized is deductible for income tax purposes.
Gaming
During the three months ended June 30, 2012, our Gaming segment corrected $5 million related to its stepped-up value of certain definite-lived intangibles that were overstated in its initial purchase accounting. In addition, during the three months ended June 30, 2012, our Gaming segment recognized an impairment charge of $2 million related to certain intangible assets (favorable lease arrangements) related to certain original tenant leases being terminated early.
Railcar
We perform the annual goodwill impairment test as of March 1 of each year for our Railcar segment. For purposes of goodwill impairment testing, our Railcar operating segment constitutes our reporting unit ("Railcar reporting unit"). We assess qualitative factors to determine whether it is more likely than not that the fair value of our Railcar reporting unit is greater than its carrying amount. If, however, we had determined that it was more likely than not that the fair value of our Railcar reporting unit was less than its carrying amount, then we would perform the first step of the two-step goodwill impairment test. In evaluating whether it is more likely than not that the fair value of our Railcar reporting unit is greater than its carrying amount, we considered various qualitative and quantitative factors, including macroeconomic conditions, railcar industry trends and the fact that our Railcar reporting unit has historical positive operating cash flows that we anticipate will continue. After assessing these factors, we determined that it was more likely than not the fair value of our Railcar reporting unit was greater than its carrying amount, and therefore no further testing was necessary.
Food Packaging
As a result of our acquisition of a controlling interest in Viskase on January 15, 2010, certain long-term assets have been adjusted as a result of our required utilization of common control parties' underlying basis in such assets. As of June 30, 2012, the net balances of such assets included adjustments as follows: $3 million for goodwill and $10 million for intangible assets.
Metals
During the six months ended June 30, 2012, PSC Metals reduced its goodwill by $6 million. This change related to certain acquisitions made during fiscal 2011 and consisted of a $9 million increase in tangible and identifiable intangible assets due to finalization of purchase price allocations, offset by additional purchase price payments of $3 million.

Goodwill and Intangible Assets, Net.
Goodwill consists of the following:

	December 31, 2011
	Automotive	Railcar	Food Packaging	Metals	Consolidated
	(in millions)
Gross carrying amount, January 1	$1,343	$7	$3	$2	$1,355
Acquisitions	—	—	—	19	19
Adjustment to step-up value	(19)	—	—	(1)	(20)
Foreign exchange	(1)	—	—	—	(1)
Gross carrying amount, December 31	1,323	7	3	20	1,353

Accumulated impairment, January 1	(226)	—	—	—	(226)
Impairment	—	—	—	—	—
Accumulated impairment, December 31	(226)	—	—	—	(226)

Net carrying value, December 31	$1,097	$7	$3	$20	$1,127

	December 31, 2010
	Automotive	Railcar	Food Packaging	Metals	Consolidated
	(in millions)
Gross carrying amount, January 1	$1,292	$7	$3	$—	$1,302
Acquisitions	16	—	—	2	18
Adjustment to step-up value	35	—	—	—	35
Gross carrying amount, December 31	1,343	7	3	2	1,355

Accumulated impairment, January 1	(219)	—	—	—	(219)
Revised 2008 goodwill impairment	(7)	—	—	—	(7)
Accumulated impairment, December 31	(226)	—	—	—	(226)

Net carrying value, December 31	$1,117	$7	$3	$2	$1,129

Intangible assets, net consists of the following:

		December 31, 2011			December 31, 2010
	Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
	(in years)	(in millions)
Definite-lived intangible assets:
Automotive	1 - 22	$656	$(222)	$434	$658	$(174)	$484
Gaming	3 - 42	25	(2)	23	25	—	25
Food Packaging	6 - 12	23	(14)	9	23	(11)	12
Metals	5 - 15	15	(7)	8	11	(5)	6
Real Estate	12 - 12.5	121	(34)	87	121	(24)	97
		$840	$(279)	561	$838	$(214)	624
Indefinite-lived intangible assets:
Automotive				277			314
Gaming				54			54
Food Packaging				2			2
Metals				2			—
Home Fashion				3			5
				338			375
Intangible assets, net				$899			$999

We recorded amortization expense for fiscal 2011, fiscal 2010 and fiscal 2009 of $65 million, $62 million and $68 million, respectively, associated with definite-lived intangible assets. We utilize the straight-line method of amortization, recognized over the estimated useful lives of the assets.
The estimated future amortization expense for our definite-lived intangible assets is as follows:

Year	Amount
(in millions)
2012	$64
2013	60
2014	59
2015	59
2016	56
Thereafter	264
$562

Automotive
We perform our annual goodwill impairment analysis as of October 1 for our Automotive segment, or more frequently if impairment indicators exist, in accordance with the provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon consideration of various valuation methodologies, including projected future cash flows discounted at rates commensurate with the risks involved, guideline transaction multiples, and multiples of current and future earnings.
All of our Automotive reporting units with goodwill passed “Step 1” of the October 1, 2011 goodwill impairment analysis. PTE, PTSB and VSP, representing our Automotive reporting units, had fair values in excess of carrying values of 82%, 100% and 6%, respectively. As of December 31, 2011, our VSP reporting unit has goodwill of $713 million. Our VSP reporting unit sells its products in both the OE market and aftermarket. Demand for aftermarket products is driven by many factors, including the number of vehicles in operation, the average age of the vehicle fleet, the durability of OE parts, and vehicle usage. Although the number of vehicles on the road and different models available continue to increase, the aftermarket has experienced softness due to increases in average useful lives of automotive parts resulting from continued technological advancements and resulting improvements in durability. More recently, some aftermarket product categories have been impacted by the growth of the midgrade segment due to consumer and trade channel trends. If these trends continue in the future, we may experience further declines in sales related to our VSP reporting unit, potentially resulting in goodwill impairment.
During the fourth quarter of fiscal 2010, in conjunction with the annual impairment test for goodwill and other indefinite-lived intangible assets, our Automotive segment determined that the original stepped-up values assigned to trademarks and brand names had been overstated due to the improper inclusion of non-branded sales in the basis for the trademarks and brand names valuation. As of December 31, 2010, our Automotive segment decreased its trademarks and brand names by $55 million based on a revised valuation, offset by an increase to goodwill of $35 million and a decrease to deferred tax liabilities of $20 million. Our Automotive segment reassessed the impact of this reclassification on the fiscal 2008 impairment analysis which resulted in a $13 million reduction in the trademarks and brand names impairment charge, a $7 million increase in the goodwill impairment charge and a $5 million increase in income tax expense, for a net total expense of $1 million, which was recorded in fiscal 2010 as the impact on the period March 1, 2008 through December 31, 2008 and fiscal 2010 results was not material.
We perform our annual trademarks and brand names impairment analysis for our Automotive segment as of October 1, or more frequently if impairment indicators exist, in accordance with the subsequent measurement provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon the prospective stream of hypothetical after-tax royalty cost savings discounted at rates that reflect the rates of return appropriate for these intangible assets. Based upon this annual analysis, we recognized a $37 million impairment charge for the year ended December 31, 2011.
All of our Automotive segment's trademarks and brand names are associated with our Automotive segment's aftermarket sales and are further broken down by product line. Based upon the results of the annual trademarks and brand names impairment analysis, the net trademarks and brand names carrying value of $277 million as of December 31, 2011 equals it fair value. The primary, and most sensitive, input utilized in determining the fair values of trademarks and brand names is aftermarket sales by product line. As discussed above, if trends in the aftermarket sales continue in the future, we may experience declines in sales, potentially resulting in further impairment to our Automotive segment's trademarks and brand names.
During the year ended December 31, 2011, Federal-Mogul corrected $19 million of tax adjustments related to our stepped-up value that were improperly recorded to goodwill.
In June 2010, Federal-Mogul acquired 100% ownership of the Daros Group, a privately owned supplier of high technology piston rings for large-bore engines used in industrial energy generation and commercial shipping, with manufacturing operations in China, Germany and Sweden, for $39 million in cash. Federal-Mogul allocated the purchase price in accordance with FASB ASC Topic 805, Business Combinations. Federal-Mogul utilized a third party to assist in the fair value determination of certain components of the purchase price allocation, namely fixed assets and intangible assets. Federal-Mogul recorded $18 million, $16 million and $2 million of definite-lived customer relationships, goodwill, and indefinite-lived trademarks and brand names, respectively, associated with this acquisition. These amounts include foreign currency impacts.
Gaming
Upon the acquisition of the controlling interest in Tropicana on November 15, 2010, we recognized $25 million in definite-lived intangible assets and $54 million in indefinite-lived intangible assets. The definite-lived intangible assets relate primarily to favorable lease arrangements which are being amortized on a straight-line basis over their respective useful lives. Of the indefinite-lived intangible assets, $29 million relates to gaming licenses related to entities that are located in gaming jurisdictions where competition is limited to a specified number of licensed gaming operators. The remainder of the indefinite-lived intangible assets relates to the “Tropicana” trade name.
Intangible assets related to the acquisition of Tropicana were valued using the income and cost based methods as appropriate. The “Tropicana” trade name was valued based on the relief-from-royalty method which is a function of projected revenue, the royalty rate that would hypothetically be charged by a licensor of an asset to an unrelated licensee and a discount rate. Gaming licenses were valued based on the Greenfield method, which is the function of the cost to build a new casino operation, the build out period, projected cash flows attributed to the casino once operational and a discount rate.
Railcar
We perform an annual goodwill impairment test for our Railcar reporting units as of March 1 of each fiscal year utilizing both the market and income approaches. The market approach produces indications of value by applying multiples of enterprise value to revenue as well as enterprise value to earnings before depreciation, amortization, interest and taxes. For the income approach, a discounted net cash flow was used to determine fair value. Significant estimates and assumptions used in the discounted cash flow method include forecasted revenues and profits, appropriate weighted average cost of capital and tax rates.
The March 1, 2011 evaluation equally weighted the values derived from both the market and income approaches to arrive at fair value. Our Railcar reporting units with a goodwill balance passed “Step 1” of the March 1, 2011 goodwill impairment analysis. All “Step 1” results had fair values in excess of carrying values by at least 60%, resulting in no impairment of goodwill.
Food Packaging
As a result of our acquisition of a controlling interest in Viskase on January 15, 2010, certain long-term assets have been adjusted as a result of our required utilization of common control parties' underlying basis in such assets. As of December 31, 2011, the net balances of such assets included adjustments as follows: $3 million for goodwill and $10 million for intangible assets.
We perform an annual goodwill impairment test for our Food Packaging reporting units as of June 15 of each fiscal year utilizing both the market and income approaches. The market approach produces indications of value by applying multiples of enterprise value to revenue as well as enterprise value to earnings before depreciation, amortization, interest and taxes. For the income approach, a discounted net cash flow was used to determine fair value. Significant estimates and assumptions used in the discounted cash flow method include forecasted revenues and profits, appropriate weighted average cost of capital and tax rates.
The June 15, 2011 evaluation equally weighted the values derived from both the market and income approaches to arrive at fair value. Our Food Packaging reporting units with a goodwill balance passed “Step 1” of the June 15, 2011 goodwill impairment analysis. All “Step 1” results had fair values in excess of carrying values by at least 90%, resulting in no impairment of goodwill.
Metals
Our Metals segment tests indefinite-lived intangible assets for impairment annually as of September 30 or more frequently if it believes indicators of impairment exist. Our Metals segment determines the fair value of its indefinite-lived intangible assets utilizing discounted cash flows. The resultant fair value is compared to its carrying value and an impairment loss is recorded if the carrying value exceeds its fair value.
Our Metals segment's net sales for the first quarter of fiscal 2009 declined significantly as the demand and prices for scrap fell to extremely low levels due to historically low steel mill capacity utilization rates and declines in other sectors of the economy served by our Metals segment. Given the indication of a potential impairment, our Metals segment completed a valuation utilizing discounted cash flows based on current market conditions. This valuation resulted in an impairment loss for goodwill and other indefinite-lived intangible assets of $13 million which was recorded in the first quarter of fiscal 2009, eliminating all goodwill and indefinite-lived intangibles from our Metals segment's balance sheet.
In January 2011, PSC Metals acquired substantially all the assets and certain liabilities of Cash's Scrap Metal and Iron Corp. (“CSMI”) for $32 million in cash. CSMI is a scrap recycler and operates in five different locations in Missouri. In May 2011, PSC Metals acquired substantially all the assets of Wedel Iron and Metal, LLC (“Wedel”) for $4 million in cash. Wedel is a scrap metals recycler operating in Crossville, Tennessee.
In September 2011, PSC Metals acquired substantially all of the assets of Shapiro Brothers, Inc., or Shapiro, for $22 million in cash. Shapiro operates four scrap yards located in Missouri, Arkansas and Illinois. Shapiro buys, sells and processes ferrous and non-ferrous scrap, including industrial and obsolete grades of scrap. This acquisition is complimentary to PSC Metal's acquisition of CSMI in the first quarter of fiscal 2011 and strengthens PSC Metals' presence in the mid-west region of the United States.
In October 2011, PSC Metals acquired the assets of Metals Solutions, LLC and Knox Recycling, Inc. in Knoxville, Tennessee for $4 million in cash. Metal Solutions, LLC is a recycled aluminum converter and brokerage firm. Knox Recycling, Inc. will buy ferrous and non-ferrous recyclable metals for processing at other PSC Metals owned locations in the Knoxville, Nashville and Chattanooga regions of Tennessee.
As a result of these acquisitions, PSC Metals recognized $19 million of goodwill, $4 million in definite-lived intangible assets related to non-compete agreements and customer/supplier relationships and $2 million in indefinite-lived intangibles related to trade names. In allocating the purchase price to the fair value of assets acquired and liabilities assumed, PSC Metals utilizes third-party appraisers to assist it in assessing the fair values of certain components of the assets acquired and liabilities assumed. Estimates of fair value are based on industry data and trends and reference to relevant market rates and transactions, and discounted cash flow valuation methods, among other factors. The preliminary allocation of the fair value of assets acquired is subject to additional adjustment to provide us with adequate time to complete the valuation of these acquisitions. We do not present a schedule detailing the purchase price allocations or pro forma financial information for these acquisitions because they are not material, individually or in the aggregate, to our consolidated financial statements.
Real Estate
Acquisitions of real estate properties are accounted for utilizing the purchase method. Our Real Estate operations allocate the purchase price of each acquired property between land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place leases, acquired above- and below-market leases, and tenant relationships. The allocation of the purchase price requires judgment and significant estimates. Our Real Estate operations use information contained in independent appraisals as the primary basis for its purchase price allocations. Our Real Estate operations determine whether any rental rates are above or below market based upon comparison to similar financing terms for similar investment properties.
Values of properties are determined on an as-if vacant basis at acquisition date. The estimated fair value of acquired in-place leases are the costs our Real Estate operations would have incurred to lease the properties to the occupancy level of the properties at the date of acquisition. Such estimates include the fair value of leasing commissions, operating costs and other direct costs that would be incurred to lease the properties to such occupancy levels. Additionally, our Real Estate operations evaluates the time period over which such occupancy levels would be achieved. Such evaluation includes an estimate of the net lost market-based rental revenues and net operating costs (primarily consisting of real estate taxes, insurance and utilities) that would have been incurred during the lease-up period. Our Real Estate operations allocate a portion of the purchase price to tenant relationships considering various factors including tenant profile and the credit risk of the tenant. Acquired in-place leases and tenant relationships as of the date of acquisition are amortized over the remaining terms of the respective leases.
In August 2008, our Real Estate operations acquired two net leased properties for $465 million pursuant to a Code Section 1031 exchange. The results of operations of the properties have been included in the consolidated financial statements since the date of acquisition. The aggregate purchase price of $465 million was allocated to the following assets acquired, based on their fair values: land $90 million, buildings and improvements $254 million and $121 million attributable to definite-lived intangible assets relating to values determined for in-place leases and tenant relationships. The definite-lived intangible assets are being amortized over the 12 - 12.5 year initial term of the respective leases.
Home Fashion
For fiscal 2011, fiscal 2010 and fiscal 2009, WPI recorded an impairment charge of $2 million, $3 million and $5 million, respectively, related to its trademarks. In recording impairment charges related to its trademarks, WPI compared the fair value of the intangible asset with its carrying value. The estimates of fair value of trademarks are determined using a discounted cash flow valuation methodology referred to as the “relief from royalty” methodology. Significant assumptions inherent in the “relief from royalty” methodology employed include estimates of appropriate marketplace royalty rates and discount rates.